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                                                                    EXHIBIT 10.3

                       DIAGNOSTIC HEALTH SERVICES, INC.
                       2777 STEMMONS FREEWAY, SUITE 1525
                              DALLAS, TEXAS 75207


                                    January 1, 1998

Mr. Max W. Batzer
4215 Cochran Chapel Road
Dallas, TX  75209

               RE:  EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT
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Dear Max:

          This will confirm that on the date hereof, the Board of Directors of Diagnostic Health Services, Inc. (the "Company") has authorized and approved certain amendments to your outstanding employment agreement with the Company dated November 1, 1991 (as amended to date, the "Employment Agreement").

          The amendments that have been authorized and approved consist of the following:

          1. Paragraph 2 of the Employment Agreement is hereby amended so as to provide for (a) a new scheduled expiration date of December 31, 2002, and (b) an automatic one-year extension of the then-scheduled expiration date at the close of each calendar year, absent written notice to the contrary given by either you or the Company not less than sixty (60) days prior to such calendar year-end.

          2. Paragraph 3(a) of the Employment Agreement is hereby amended so as to provide for a minimum annual base salary of $414,000 per annum, effective immediately.

          Except as specifically set forth herein, all terms and conditions of the Employment Agreement shall remain unmodified and in full force and effect.

          If you are in agreement with the foregoing, kindly confirm same by countersigning and returning to the Company a duplicate copy of this letter.

                                    Very truly yours,

                                    DIAGNOSTIC HEALTH SERVICES, INC.


                                    By:
                                        ----------------------------------------
                                        Brad A. Hummel, President
Acknowledged, Confirmed and
Agreed To:


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Max W. Batzer